UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Mathematically-driven investment strategy that seeks to generate excess risk-adjusted returns.

Annual Report December 31, 2013

JCE

Nuveen Core Equity Alpha Fund

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Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Share Information	8
Risk Considerations	10
Performance Overview and Holding Summaries	11
Report of Independent Registered Public Accounting Firm	12
Portfolio of Investments	13
Statement of Assets and Liabilities	23
Statement of Operations	24
Statement of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	28
Additional Fund Information	37
Glossary of Terms Used in this Report	39
Reinvest Automatically, Easily and Conveniently	40
Board Members & Officers	41

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China's growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen's investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Nuveen Fund Board
February 21, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Core Equity Alpha Fund (JCE)

The equity portion of the Fund is managed by INTECH Investment Management LLC (INTECH), an independently managed subsidiary of Janus Capital Group Inc. The portfolio management team is lead by Dr. Adrian Banner, CEO/CIO, Joseph W. Runnels, CFA, Vassilios Papathanakos, PhD, and Phillip Whitman, PhD. The Fund also employs a call option strategy managed by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments. Keith B. Hembre, CFA, and David A. Friar and James A. Colon, CFA, oversee this program.

Effective December 20, 2013, James Colon is no longer a co-portfolio manager of the Funds' option overlay strategy, but remains with Nuveen Asset Management.

Here the INTECH team members, along with the NAM team, discuss general market conditions and trends, their management strategies and the performance of the Fund for the twelve-month period ended December31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended December 31, 2013?

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve's (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18th that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014. The outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the "fiscal cliff." The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated.

On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. At the end of the reporting period, Congress passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown. In addition to the ongoing political debate over federal spending, Chairman Bernanke's June 2013 remarks about tapering the Fed's asset purchase program touched off widespread uncertainty about the next step for the Fed's quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments

Portfolio Managers' Comments (continued)

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 4.1%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of December 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed's unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Fed's target of 6.5%. As of December 2013, the national unemployment rate was 6.7%, down from 7.0% in November 2013. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.7% for the twelve months ended November 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 32.39% during the reporting period.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2013?

The investment objective of the Fund is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in a portfolio of common stocks selected from the stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH, and also employs risk reduction techniques. Typically, the Fund's equity portfolio will hold 150 – 450 stocks included in the S&P 500® Index.

The Fund also employs an option strategy that seeks to enhance the Fund's risk-adjusted performance over time by means of attempting to reduce volatility of the Fund's returns relative to the returns of the S&P 500® Index. The Fund expects to write (sell) call options on a custom basket of equities with a notional value of up to 50% of the value of the equity portfolio.

The goal of the Fund's equity portfolio is to produce long-term returns in excess of the S&P 500® Index with an equal or lesser amount of risk. The continued market uncertainty during this period reconfirmed the importance of disciplined risk management like INTECH's investment process. The firm's core risk controls are focused on minimizing the volatility of excess returns relative to the S&P 500® Index, so that any excess return is as consistent as possible and any relative underperformance is limited in magnitude and duration. We believe this helps minimize tracking error in relation to the S&P 500® Index during periods of short-term market instability.

INTECH seeks to generate excess returns by harnessing the natural volatility of stock prices to build a potentially more efficient portfolio than the S&P 500® Index. INTECH's investment process focuses solely on relative volatility and correlation. Specifically, the process searches for stocks with high relative volatility and low correlation, attempting to combine stocks in a manner that outperforms the benchmark. The actual positioning of the portfolio from a sector and stock specific standpoint is a residual of the process, and the rationale for over and underweight positions is a function of the stocks' relative volatility and correlation characteristics in aggregate.

Because INTECH's process does not forecast the direction of stock prices, we anticipate equity holdings that are overweight or underweight relative to the index may potentially beat the benchmark in approximately equal proportions over time.

Nuveen Investments

How did the Fund perform during this twelve-month reporting period ended December 31, 2013?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and since inception periods ended December 31, 2013. For the twelve-month period ended December 31, 2013, the Fund's shares at net asset value (NAV) outperformed the JCE Blended Index and lagged the S&P 500® Index.

Since INTECH uses a purely portfolio-theoretic methodology, we do not specifically select stocks or overweight sectors in response to market conditions or expectations. Instead, we modify the Fund's equity holdings in an attempt to construct a portfolio that is slightly more efficient than the S&P 500® Index, by using an optimization program that analyzes a stock's relative volatility and its return correlation with other equities. Since the sector structure of the market is not taken into account in our methodology, the actual positioning of the portfolio from a sector perspective is a residual of the investment process and the rationale for overweighted and underweighted positions is a function of stocks' relative volatility and correlation characteristics in aggregate.

INTECH's relative performance is typically impacted by the market's relative volatility structure and size (market diversity). The U.S. equity market experienced a strong year with the S&P 500® Index, generating a return of 32.39%. Relative volatility, which refers to stocks moving relative to one another, was relatively stable during 2013 which tends to be conducive to INTECH's investment process. In addition, an overall increase in market diversity during the reporting period reflected a change in the distribution of capital in which smaller stocks outperformed larger stocks on average, which benefited our relative return strategies.

Over the short-term, fundamental factors can impact relative performance. Accordingly, with mega capitalization (greater than $100 billion) stocks underperforming by more than 11% the $2 billion to $15 billion market capitalization range in 2013, the Fund's portfolio benefited from its overweight positioning to smaller cap stocks within the S&P 500® Index.

From a sector perspective, an overweight allocation to the consumer discretionary sector, which was the best performing sector, benefited the portfolio. An underweight allocation to the information technology sector also contributed to the positive relative performance for the year. Detracting slightly from the relative performance during the reporting period was an underweight allocation to the health care sector.

However, the Fund's writing of call options on a basket of stocks and stock indexes, while investing in a portfolio of equities, limited the Fund's upside potential as covered call strategies perform worse than strategies that do not sell calls when equity prices are rising, as they did during the reporting period.

The Fund also purchased equity index futures contracts to gain equity market exposure where the portfolio holds cash. During the reporting period, this had a small positive effect on performance.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund's distributions is current as of December 31, 2013. The Fund's distribution level may vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•  The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

The following table provides information regarding the Fund's distributions and total return performance for the fiscal year ended December 31, 2013. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet its distributions.

As of December 31, 2013	JCE
Inception date	3/27/07
Fiscal year (calendar year) ended December 31, 2013:
Per share distribution:
From net investment income	$0.13
From long-term capital gains	0.06
From short-term capital gains	1.26
Return of capital	0.00
Total per share distribution	$1.45
Distribution rate on NAV	8.10%
Current distribution rate*	6.60%
Average annual total returns:
1-Year on NAV	31.97%
5-Year on NAV	18.08%
Since inception on NAV	7.82%

*  Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

SHARE REPURCHASES

During November 2013, the Nuveen Funds' Board of Directors/Trustees reauthorized the Funds' open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of their outstanding shares.

As of December 31, 2013, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JCE
Shares Cumulatively Repurchased and Retired	449,800
Shares Authorized for Repurchase	1,600,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of December 31, 2013, and during the twelve-month reporting period, the Fund's share price was trading at a premium/(discount) to its share NAV as shown in the accompanying table.

JCE
Share NAV	$17.91
Share Price	$16.98
Premium/(Discount) to NAV	(5.19)%
12-Month Average Premium/(Discount) to NAV	(6.47)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Call Option Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Investment Process Risk. INTECH uses a proprietary mathematical process that strives to identify common stocks with high volatility relative to the index and low correlation to one another. The use of this process may not produce the expected results.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]
JCE at NAV	31.97%	18.08%	7.82%
JCE at Share Price	39.08%	22.44%	7.13%
JCE Blended Index	22.50%	14.55%	5.03%
S&P 500® Index	32.39%	17.94%	6.17%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation2,3

(as a % of total investments)

Common Stocks	98.7%
Short-Term Investments	1.3%

Portfolio Composition2,3

(as a % of total investments)

Media	8.7%
Specialty Retail	7.8%
Insurance	7.4%
Health Care Providers & Services	4.8%
Aerospace & Defense	4.2%
Capital Markets	3.7%
IT Services	3.5%
Pharmaceuticals	3.2%
Food Products	3.2%
Chemicals	3.1%
Biotechnology	2.8%
Oil, Gas & Consumable Fuels	2.8%
Diversified Financial Services	2.5%
Internet Software & Services	2.4%
Food & Staples Retailing	2.1%
Multi-Utilities	2.1%
Auto Components	2.0%
Commercial Banks	2.0%
Health Care Equipment & Supplies	2.0%
Computers & Peripherals	1.8%
Machinery	1.7%
Software	1.7%
Beverages	1.6%
Electric Utilities	1.5%
Life Sciences Tools & Services	1.5%
Short-Term Investments	1.3%
Other	18.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 3/27/07.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Core Equity Alpha Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Core Equity Alpha Fund (hereinafter referred to as the "Fund") at December 31, 2013 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 27, 2014

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund

Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.7%
	COMMON STOCKS – 100.7%
	Aerospace & Defense – 4.3%
22,300	Boeing Company	$3,043,727
3,500	General Dynamics Corporation	334,425
2,400	L-3 Communications Holdings, Inc.	256,464
19,600	Lockheed Martin Corporation	2,913,736
32,400	Northrop Grumman Corporation	3,713,364
1,700	Precision Castparts Corporation	457,810
15,000	Raytheon Company	1,360,500
3,400	Rockwell Collins, Inc.	251,328
	Total Aerospace & Defense	12,331,354
	Air Freight & Logistics – 0.1%
1,000	FedEx Corporation	143,770
	Airlines – 0.4%
1,300	Delta Air Lines, Inc.	35,711
62,500	Southwest Airlines Co.	1,177,500
	Total Airlines	1,213,211
	Auto Components – 2.0%
15,600	BorgWarner Inc.	872,196
63,700	Delphi Automotive PLC	3,830,281
33,300	Goodyear Tire & Rubber Company	794,205
7,300	Johnson Controls, Inc.	374,490
	Total Auto Components	5,871,172
	Automobiles – 0.4%
49,500	Ford Motor Company	763,785
11,300	General Motors Company, (2)	461,831
	Total Automobiles	1,225,616
	Beverages – 1.7%
4,900	Beam Inc.	333,494
1,700	Brown-Forman Corporation	128,469
11,000	Coca-Cola Company	454,410
45,900	Constellation Brands, Inc., Class A, (2)	3,230,442
1,100	Monster Beverage Corporation, (2)	74,547
6,800	PepsiCo, Inc.	563,992
	Total Beverages	4,785,354
	Biotechnology – 2.9%
21,900	Amgen Inc.	2,500,104
7,900	Biogen Idec Inc., (2)	2,210,025
5,700	Celgene Corporation, (2)	963,072
32,300	Gilead Sciences, Inc., (2)	2,427,345
1,100	Vertex Pharmaceuticals Inc., (2)	81,730
	Total Biotechnology	8,182,276

Nuveen Investments

JCE  Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Capital Markets – 3.7%
12,900	Ameriprise Financial, Inc.	$1,484,145
8,700	BlackRock Inc.	2,753,289
39,300	Charles Schwab Corporation	1,021,800
33,700	E*Trade Group Inc., (2)	661,868
6,800	Goldman Sachs Group, Inc.	1,205,368
48,900	State Street Corporation	3,588,771
	Total Capital Markets	10,715,241
	Chemicals – 3.2%
2,600	Air Products & Chemicals Inc.	290,628
1,400	Airgas, Inc.	156,590
700	CF Industries Holdings, Inc.	163,128
2,500	Dow Chemical Company	111,000
3,900	E.I. Du Pont de Nemours and Company	253,383
1,900	Eastman Chemical Company	153,330
2,700	Ecolab Inc.	281,529
8,700	FMC Corporation	656,502
900	International Flavors & Fragrances Inc.	77,382
5,600	LyondellBasell Industries NV	449,568
1,600	Monsanto Company	186,480
12,100	PPG Industries, Inc.	2,294,886
6,100	Praxair, Inc.	793,183
17,100	Sherwin-Williams Company	3,137,850
1,700	Sigma-Aldrich Corporation	159,817
	Total Chemicals	9,165,256
	Commercial Banks – 2.0%
40,300	BB&T Corporation	1,503,996
6,200	Comerica Incorporated	294,748
10,900	Fifth Third Bancorp.	229,227
16,000	Huntington BancShares Inc.	154,400
30,300	KeyCorp.	406,626
13,200	M&T Bank Corporation	1,536,744
1,000	PNC Financial Services Group, Inc.	77,580
22,000	Regions Financial Corporation	217,580
3,600	SunTrust Banks, Inc.	132,516
11,500	U.S. Bancorp	464,600
16,450	Wells Fargo & Company	746,830
1,700	Zions Bancorporation	50,932
	Total Commercial Banks	5,815,779
	Commercial Services & Supplies – 0.6%
19,600	Cintas Corporation	1,167,964
3,500	Republic Services, Inc.	116,200
1,400	Stericycle Inc., (2)	162,638
9,300	Waste Management, Inc.	417,291
	Total Commercial Services & Supplies	1,864,093
	Communications Equipment – 0.3%
7,900	Cisco Systems, Inc.	177,355
7,400	Harris Corporation	516,594
2,200	QUALCOMM, Inc.	163,350
	Total Communications Equipment	857,299
	Computers & Peripherals – 1.8%
6,100	Apple, Inc.	3,422,771
7,700	EMC Corporation	193,655
19,400	Hewlett-Packard Company	542,812
10,300	NetApp, Inc.	423,742

Nuveen Investments

Shares	Description (1)	Value
	Computers & Peripherals (continued)
1,900	Seagate Technology	$106,704
6,400	Western Digital Corporation	536,960
	Total Computers & Peripherals	5,226,644
	Construction & Engineering – 0.2%
8,100	Jacobs Engineering Group, Inc., (2)	510,219
	Consumer Finance – 1.2%
12,200	American Express Company	1,106,906
13,500	Discover Financial Services	755,325
55,000	SLM Corporation	1,445,400
	Total Consumer Finance	3,307,631
	Containers & Packaging – 0.5%
4,200	Avery Dennison Corporation	210,798
1,100	Ball Corporation	56,826
9,000	Bemis Company, Inc.	368,640
700	Owens-Illinois, Inc., (2)	25,046
26,300	Sealed Air Corporation	895,515
	Total Containers & Packaging	1,556,825
	Diversified Consumer Services – 1.0%
900	Graham Holdings Company	596,988
80,200	H & R Block Inc.	2,329,008
	Total Diversified Consumer Services	2,925,996
	Diversified Financial Services – 2.6%
14,700	Bank of America Corporation	228,879
1,200	Berkshire Hathaway Inc., Class B, (2)	142,272
10,600	Citigroup Inc.	552,366
20,500	CME Group, Inc.	1,608,430
6,092	IntercontinentalExchange Group Inc.	1,370,213
24,105	JP Morgan Chase & Co.	1,409,660
16,400	McGraw-Hill Companies, Inc.	1,282,480
4,700	Moody's Corporation	368,809
12,500	NASDAQ Stock Market, Inc.	497,500
	Total Diversified Financial Services	7,460,609
	Diversified Telecommunication Services – 0.8%
53,000	AT&T Inc.	1,863,480
22,700	Frontier Communications Corporation	105,555
4,900	Verizon Communications Inc.	240,786
	Total Diversified Telecommunication Services	2,209,821
	Electric Utilities – 1.5%
39,256	Duke Energy Corporation	2,709,057
1,800	Edison International	83,340
7,600	Entergy Corporation	480,852
6,300	Exelon Corporation	172,557
4,200	NextEra Energy Inc.	359,604
16,000	PPL Corporation	481,440
	Total Electric Utilities	4,286,850
	Electrical Equipment – 0.6%
15,744	Eaton PLC	1,198,433
2,300	Rockwell Automation, Inc.	271,768
1,300	Roper Industries Inc.	180,284
	Total Electrical Equipment	1,650,485

Nuveen Investments

JCE  Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Electronic Equipment & Instruments – 0.8%
1,200	Corning Incorporated	$21,384
34,200	FLIR Systems Inc.	1,029,420
35,100	Jabil Circuit Inc.	612,144
10,500	TE Connectivity Limited	578,655
	Total Electronic Equipment & Instruments	2,241,603
	Energy Equipment & Services – 0.3%
6,800	Halliburton Company	345,100
3,300	Nabors Industries Inc.	56,067
900	National-Oilwell Varco Inc.	71,577
4,400	Rowan Companies Inc., (2)	155,584
2,100	Schlumberger Limited	189,231
2,000	Transocean Inc.	98,840
	Total Energy Equipment & Services	916,399
	Food & Staples Retailing – 2.1%
800	Costco Wholesale Corporation	95,208
2,400	CVS Caremark Corporation	171,768
49,500	Kroger Co.	1,956,735
3,600	Safeway Inc.	117,252
23,700	Walgreen Co.	1,361,328
29,700	Wal-Mart Stores, Inc.	2,337,093
1,100	Whole Foods Market, Inc.	63,613
	Total Food & Staples Retailing	6,102,997
	Food Products – 3.2%
20,500	Campbell Soup Company	887,240
60,900	ConAgra Foods, Inc.	2,052,330
12,100	General Mills, Inc.	603,911
14,200	Hershey Foods Corporation	1,380,666
31,400	Hormel Foods Corporation	1,418,338
6,500	JM Smucker Company	673,530
8,500	Kellogg Company	519,095
5,500	McCormick & Company, Incorporated	379,060
3,500	Mead Johnson Nutrition Company, Class A Shares	293,160
31,800	Tyson Foods, Inc., Class A	1,064,028
	Total Food Products	9,271,358
	Gas Utilities – 0.1%
4,000	AGL Resources Inc.	188,920
3,100	ONEOK, Inc.	192,758
	Total Gas Utilities	381,678
	Health Care Equipment & Supplies – 2.0%
2,700	Abbott Laboratories	103,491
11,300	Baxter International, Inc.	785,915
9,900	Becton, Dickinson and Company	1,093,851
134,400	Boston Scientific Corporation, (2)	1,615,488
3,000	C. R. Bard, Inc.	401,820
14,300	CareFusion Corporation, (2)	569,426
600	Edwards Lifesciences Corporation, (2)	39,456
1,300	Intuitive Surgical, Inc., (2)	499,304
1,300	Medtronic, Inc.	74,607
9,000	Saint Jude Medical Inc.	557,550
800	Stryker Corporation	60,112
	Total Health Care Equipment & Supplies	5,801,020

Nuveen Investments

Shares	Description (1)	Value
	Health Care Providers & Services – 4.9%
27,959	Aetna Inc.	$1,917,708
31,300	AmerisourceBergen Corporation	2,200,703
3,500	Cardinal Health, Inc.	233,835
31,000	CIGNA Corporation	2,711,880
26,800	Davita Inc., (2)	1,698,316
7,700	Express Scripts, Holding Company, (2)	540,848
9,500	Humana Inc.	980,590
7,600	Laboratory Corporation of America Holdings, (2)	694,412
900	McKesson HBOC Inc.	145,260
2,800	Patterson Companies, Inc.	115,360
7,800	Quest Diagnostics Incorporated	417,612
8,000	UnitedHealth Group Incorporated	602,400
19,200	Wellpoint Inc.	1,773,888
	Total Health Care Providers & Services	14,032,812
	Hotels, Restaurants & Leisure – 0.7%
3,700	Carnival Corporation, ADR	148,629
700	Chipotle Mexican Grill, (2)	372,946
6,700	International Game Technology	121,672
5,300	McDonald's Corporation	514,259
5,300	Starbucks Corporation	415,467
1,100	Wyndham Worldwide Corporation	81,059
500	Wynn Resorts Ltd	97,105
1,800	YUM! Brands, Inc.	136,098
	Total Hotels, Restaurants & Leisure	1,887,235
	Household Durables – 0.8%
2,800	Garmin Limited	129,416
7,300	Harman International Industries Inc.	597,505
800	Mohawk Industries Inc., (2)	119,120
45,700	Newell Rubbermaid Inc.	1,481,137
	Total Household Durables	2,327,178
	Household Products – 0.6%
3,400	Clorox Company	315,384
4,100	Colgate-Palmolive Company	267,361
7,100	Kimberly-Clark Corporation	741,666
4,100	Procter & Gamble Company	333,781
	Total Household Products	1,658,192
	Independent Power Producers & Energy Traders – 0.6%
6,800	AES Corporation	98,668
57,600	NRG Energy Inc.	1,654,272
	Total Independent Power Producers & Energy Traders	1,752,940
	Industrial Conglomerates – 0.2%
1,700	3M Co.	238,425
12,200	General Electric Company	341,966
	Total Industrial Conglomerates	580,391
	Insurance – 7.6%
32,700	AFLAC Incorporated	2,184,360
91,900	Allstate Corporation	5,012,226
17,300	AON PLC	1,451,297
32,500	Assurant Inc.	2,157,025
14,700	Cincinnati Financial Corporation	769,839
10,800	Hartford Financial Services Group, Inc.	391,284
23,200	Lincoln National Corporation	1,197,584

Nuveen Investments

JCE  Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Insurance (continued)
3,000	Marsh & McLennan Companies, Inc.	$145,080
9,300	MetLife, Inc.	501,456
40,800	Principal Financial Group, Inc.	2,011,848
10,400	Prudential Financial, Inc.	959,088
13,750	Torchmark Corporation	1,074,563
8,100	Travelers Companies, Inc.	733,374
48,100	Unum Group	1,687,348
46,900	XL Capital Ltd, Class A	1,493,296
	Total Insurance	21,769,668
	Internet & Catalog Retail – 0.5%
1,000	NetFlix.com Inc., (2)	368,170
600	priceline.com Incorporated, (2)	697,440
4,300	TripAdvisor Inc., (2)	356,169
	Total Internet & Catalog Retail	1,421,779
	Internet Software & Services – 2.4%
24,400	Facebook Inc., Class A Shares, (2)	1,333,704
2,600	Google Inc., Class A, (2)	2,913,846
1,300	VeriSign, Inc., (2)	77,714
64,500	Yahoo! Inc., (2)	2,608,380
	Total Internet Software & Services	6,933,644
	IT Services – 3.6%
3,200	Accenture Limited	263,104
700	Alliance Data Systems Corporation, (2)	184,051
1,600	Automatic Data Processing, Inc.	129,296
700	Cognizant Technology Solutions Corporation, Class A, (2)	70,686
39,200	Computer Sciences Corporation	2,190,496
31,300	Fidelity National Information Services	1,680,184
1,000	Fiserv, Inc., (2)	59,050
12,100	International Business Machines Corporation (IBM)	2,269,597
500	MasterCard, Inc.	417,730
6,200	Paychex, Inc.	282,286
19,300	Total System Services Inc.	642,304
9,600	Visa Inc.	2,137,728
3,100	Western Union Company	53,475
	Total IT Services	10,379,987
	Leisure Equipment & Products – 0.2%
8,300	Hasbro, Inc.	456,583
1,800	Mattel, Inc.	85,644
	Total Leisure Equipment & Products	542,227
	Life Sciences Tools & Services – 1.5%
1,100	Agilent Technologies, Inc.	62,909
30,500	Life Technologies Corporation, (2)	2,311,900
3,700	Perkinelmer Inc.	152,551
15,600	Thermo Fisher Scientific, Inc.	1,737,060
	Total Life Sciences Tools & Services	4,264,420
	Machinery – 1.7%
18,900	Dover Corporation	1,824,606
24,300	Flowserve Corporation	1,915,569
700	Illinois Tool Works, Inc.	58,856
9,800	Snap-on Incorporated	1,073,296
	Total Machinery	4,872,327

Nuveen Investments

Shares	Description (1)	Value
	Media – 8.8%
13,300	Cablevision Systems Corporation	$238,469
3,400	CBS Corporation, Class B	216,716
123,900	Comcast Corporation, Class A	6,438,464
8,700	DirecTV, (2)	601,083
13,600	Discovery Communications inc., Class A Shares, (2)	1,229,712
25,800	Interpublic Group Companies, Inc.	456,660
18,825	News Corporation, Class A Shares, (2)	339,227
15,500	Scripps Networks Interactive, Class A Shares	1,339,355
15,800	Time Warner Cable, Class A	2,140,900
63,700	Time Warner Inc.	4,441,164
75,300	Twenty First Century Fox Inc., Class A Shares	2,649,054
10,000	Viacom Inc., Class B	873,400
57,100	Walt Disney Company	4,362,440
	Total Media	25,326,644
	Metals & Mining – 0.3%
7,400	Alcoa Inc.	78,662
2,600	Cliffs Natural Resources Inc.	68,146
2,500	Freeport-McMoRan Copper & Gold, Inc.	94,350
20,500	Newmont Mining Corporation	472,115
2,200	United States Steel Corporation	64,900
	Total Metals & Mining	778,173
	Multiline Retail – 0.4%
3,900	Dollar General Corporation, (2)	235,248
4,800	Dollar Tree Stores Inc., (2)	270,816
3,700	Family Dollar Stores, Inc.	240,389
2,800	Macy's, Inc.	149,520
4,800	Target Corporation	303,696
	Total Multiline Retail	1,199,669
	Multi-Utilities – 2.1%
1,700	Ameren Corporation	61,472
15,900	CMS Energy Corporation	425,643
1,300	Consolidated Edison, Inc.	71,864
3,800	Dominion Resources, Inc.	245,822
6,300	DTE Energy Company	418,257
29,900	NiSource Inc.	983,112
9,700	Public Service Enterprise Group Incorporated	310,788
1,500	Scana Corporation	70,395
27,600	Sempra Energy	2,477,376
22,800	Wisconsin Energy Corporation	942,552
	Total Multi-Utilities	6,007,281
	Office Electronics – 0.1%
15,200	Xerox Corporation	184,984
	Oil, Gas & Consumable Fuels – 2.8%
700	Anadarko Petroleum Corporation	55,524
800	Apache Corporation	68,752
29,600	Cabot Oil & Gas Corporation	1,147,296
18,700	Chesapeake Energy Corporation	507,518
3,500	Chevron Corporation	437,185
7,000	ConocoPhillips	494,550
5,200	CONSOL Energy Inc.	197,808
1,500	Devon Energy Corporation	92,805
4,200	EOG Resources, Inc.	704,928
14,300	EQT Corporation	1,283,854
2,100	Exxon Mobil Corporation	212,520

Nuveen Investments

JCE  Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
1,900	Hess Corporation	$157,700
7,650	Marathon Petroleum Corporation	701,735
2,800	Murphy Oil Corporation	181,664
2,100	Occidental Petroleum Corporation	199,710
9,600	Peabody Energy Corporation	187,488
1,700	Pioneer Natural Resources Company	312,919
300	Range Resources Corporation	25,293
2,200	Southwestern Energy Company, (2)	86,526
15,500	Spectra Energy Corporation	552,110
1,000	Valero Energy Corporation	50,400
8,100	Williams Companies, Inc.	312,417
7,300	WPX Energy Inc., (2)	148,774
	Total Oil, Gas & Consumable Fuels	8,119,476
	Personal Products – 0.1%
9,500	Avon Products, Inc.	163,590
	Pharmaceuticals – 3.2%
2,500	AbbVie Inc.	132,025
16,500	Actavis Inc., (2)	2,772,000
48,000	Bristol-Myers Squibb Company	2,551,200
5,700	Eli Lilly and Company	290,700
1,300	Forest Laboratories, Inc., (2)	78,039
6,500	Hospira Inc., (2)	268,320
4,100	Johnson & Johnson	375,519
18,932	Merck & Company Inc.	947,547
34,100	Mylan Laboratories Inc., (2)	1,479,940
2,400	Pfizer Inc.	73,512
9,300	Zoetis Incorporated	304,017
	Total Pharmaceuticals	9,272,819
	Professional Services – 1.4%
9,900	Dun and Bradstreet Inc.	1,215,225
32,200	Equifax Inc.	2,224,698
12,700	Nielsen Holdings BV	582,803
	Total Professional Services	4,022,726
	Real Estate Investment Trust – 1.0%
1,100	Apartment Investment & Management Company, Class A	28,501
8,100	General Growth Properties Inc.	162,567
6,800	Public Storage, Inc.	1,023,536
53,800	Weyerhaeuser Company	1,698,466
	Total Real Estate Investment Trust	2,913,070
	Road & Rail – 0.1%
700	Norfolk Southern Corporation	64,981
1,300	Union Pacific Corporation	218,400
	Total Road & Rail	283,381
	Semiconductors & Equipment – 1.0%
72,500	Applied Materials, Inc.	1,282,525
11,900	Intel Corporation	308,924
1,800	Linear Technology Corporation	81,990
13,400	LSI Logic Corporation	147,668
29,300	Micron Technology, Inc., (2)	637,568
6,900	Xilinx, Inc.	316,848
	Total Semiconductors & Equipment	2,775,523

Nuveen Investments

Shares	Description (1)	Value
	Software – 1.7%
13,400	Adobe Systems Incorporated, (2)	$802,392
1,400	Autodesk, Inc., (2)	70,462
35,600	CA Inc.	1,197,940
900	Citrix Systems, (2)	56,925
58,700	Electronic Arts Inc., (2)	1,346,578
27,200	Microsoft Corporation	1,018,096
15,500	Symantec Corporation	365,490
	Total Software	4,857,883
	Specialty Retail – 7.9%
500	AutoZone, Inc., (2)	238,970
4,800	Bed Bath and Beyond Inc., (2)	385,440
23,100	Best Buy Co., Inc.	921,228
20,500	GameStop Corporation	1,009,830
37,500	Gap, Inc.	1,465,500
108,300	Home Depot, Inc.	8,917,422
8,900	L Brands Inc.	550,465
12,600	Lowe's Companies, Inc.	624,330
3,400	O'Reilly Automotive Inc., (2)	437,614
11,300	Ross Stores, Inc.	846,709
11,300	Staples, Inc.	179,557
4,700	Tiffany & Co.	436,066
106,100	TJX Companies, Inc.	6,761,753
	Total Specialty Retail	22,774,884
	Textiles, Apparel & Luxury Goods – 0.6%
1,500	Coach, Inc.	84,195
3,900	Michael Kors Holdings Limited, (2)	316,641
4,300	Nike, Inc., Class B	338,152
1,200	PVH Corporation	163,224
12,800	VF Corporation	797,952
	Total Textiles, Apparel & Luxury Goods	1,700,164
	Thrifts & Mortgage Finance – 0.1%
21,500	Hudson City Bancorp, Inc.	202,745
6,600	People's United Financial, Inc.	99,792
	Total Thrifts & Mortgage Finance	302,537
	Tobacco – 1.1%
50,600	Altria Group, Inc.	1,942,531
8,000	Lorillard Inc.	405,440
13,100	Reynolds American Inc.	654,869
	Total Tobacco	3,002,840
	Trading Companies & Distributors – 1.2%
13,300	W.W. Grainger, Inc.	3,397,086
	Wireless Telecommunication Services – 1.2%
46,400	Crown Castle International Corporation	3,407,152
	Total Common Stocks (cost $214,484,819)	288,933,238

Nuveen Investments

JCE  Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.3%
	Repurchase Agreements – 0.4%
$1,263	Repurchase Agreement with State Street Bank, dated 12/31/13, repurchase price $1,262,584, collateralized by $1,355,000 U.S. Treasury Notes, 1.250%, due 2/29/20, value $1,289,312	0.000%	1/02/14	N/A	$1,262,584
	U.S. Government and Agency Obligations – 0.9%
2,500	U.S. Treasury Bills, (4)	0.000%	2/13/14	Aaa	2,499,963
$3,763	Total Short-Term Investments (cost $3,762,382)				3,762,547
	Total Investments (cost $218,247,201) – 102.0%				292,695,785
	Other Assets Less Liabilities – (2.0)% (5)				(5,724,170)
	Net Assets – 100%				$286,971,615

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount		Expiration Date	Strike Price	Value (5)
(233,481)	Custom Basket 3*	$(23,348,050	) (6)	1/17/14	$104.00	$(303,618)
(300)	NASDAQ Internet Index	(12,137,700	) (7)	1/21/14	404.59	(109,416)
(200)	RUSSELL 2000 Index	(23,259,872	) (7)	1/06/14	1,162.99	(191,008)
(300)	S&P Midcap 400® Index	(40,360,035	) (7)	1/03/14	1,345.33	(100,544)
(200)	S&P Midcap 400® Index	(26,500,000	) (7)	1/13/14	1,325.00	(440,042)
(234,481)	Total Options Written (premiums received $652,773)	$(125,605,657)				$(1,144,628)

*  The following table represents the individual common stock holdings comprising the Custom Basket 3 Options Written as of December 31, 2013.

Shares	Description	Value
10,000	Baidu Inc., Sponsored ADR	$(21,890)
10,000	Celgene Corporation	(20,909)
30,000	Groupon Inc	(4,159)
45,000	iShares Core S&P Mid-Cap ETF	(76,056)
15,000	iShares Russell 2000 Index ETF	(21,726)
10,000	Melco Crown Entertainment Ltd ADR	(5,055)
20,000	PowerShares NASDAQ Internet Portfolio	(17,079)
10,000	Qihoo 360 Technology Co Ltd ADR	(10,075)
50,000	SPDR S&P 500 ETF Trust	(116,087)
10,000	3D Systems Corporation	(10,583)
		$(303,618)

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
S&P 500® Index	Long	60	3/14	$5,523,300	$203,820

For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  Other Assets Less Liabilities includes the Value of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(6)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by $100.

(7)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR  American Depositary Receipt.

N/A  Not applicable.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  December 31, 2013

Assets
Long-term investments, at value (cost $214,484,819)	$288,933,238
Short-term investments, at value (cost $3,762,382)	3,762,547
Receivable for:
Dividends	377,674
Investments sold	1,961,455
Variation margin on futures contracts	19,200
Other assets	17,285
Total assets	295,071,399
Liabilities
Cash overdraft	4,683,496
Options written, at value (premiums received $652,773)	1,144,628
Payable for investments purchased	1,935,583
Accrued expenses:
Management fees	223,571
Trustees fees	17,047
Other	95,459
Total liabilities	8,099,784
Net assets	$286,971,615
Shares outstanding	16,021,686
Net asset value per share outstanding	$17.91
Net assets consist of:
Shares, $.01 par value per share	$160,217
Paid-in surplus	206,559,901
Undistributed (Over-distribution of) net investment income	(15,417)
Accumulated net realized gain (loss)	6,106,365
Net unrealized appreciation (depreciation)	74,160,549
Net assets	$286,971,615
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended December 31, 2013

Investment Income
Dividends (net of foreign tax withheld of $2,391)	$4,810,144
Interest	2,865
Total investment income	4,813,009
Expenses
Management fees	2,439,068
Shareholder servicing agent fees and expenses	294
Custodian fees and expenses	90,794
Trustees fees and expenses	6,963
Professional fees	43,020
Shareholder reporting expenses	66,327
Stock exchange listing fees	8,586
Investor relations expenses	44,745
Other expenses	53,514
Total expenses	2,753,311
Net investment income (loss)	2,059,698
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	38,243,627
Futures contracts	1,107,360
Options written	(3,510,530)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	36,124,998
Futures contracts	226,800
Options written	(560,891)
Net realized and unrealized gain (loss)	71,631,364
Net increase (decrease) in net assets from operations	$73,691,062

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 12/31/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$2,059,698	$2,677,990
Net realized gain (loss) from:
Investments and foreign currency	38,243,627	21,875,589
Futures contracts	1,107,360	1,454,458
Options written	(3,510,530)	(667,563)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	36,124,998	6,151,725
Futures contracts	226,800	(169,168)
Options written	(560,891)	(42,361)
Net increase (decrease) in net assets from operations	73,691,062	31,280,670
Distributions to Shareholders
From net investment income	(2,022,294)	(17,303,421)
From accumulated net realized gains	(21,135,451)	—
Decrease in net assets from distributions to shareholders	(23,157,745)	(17,303,421)
Net increase (decrease) in net assets	50,533,317	13,977,249
Net assets at the beginning of period	236,438,298	222,461,049
Net assets at the end of period	$286,971,615	$236,438,298
Undistributed (Over-distribution of) net investment income at the end of period	$(15,417)	$(13,244)

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights

Selected data for a common share outstanding throughout each period:

	Investment Operations				Less Distributions										Total Returns
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Offering Costs		Ending Net Asset Value	Ending Market Value	Based on Net Asset Value(b)	Based on Market Value(b)
Year Ended 12/31:
2013	$14.76	$.13	$4.47	4.60	$(.13)	$(1.32)	$—	$(1.45)	$—		$—		$17.91	$16.98	31.97%	39.08%
2012	13.88	.17	1.79	1.96	(1.08)	—	—	(1.08)	—		—		14.76	13.35	14.28	15.81
2011	14.05	.10	.81	.91	(1.08)	—	—	(1.08)	—	*	—		13.88	12.47	6.70	3.11
2010	13.18	.10	1.87	1.97	(.92)	—	(.18)	(1.10)	—	*	—		14.05	13.12	15.82	17.25
2009	11.74	.14	2.38	2.52	(.15)	—	(.95)	(1.10)	.02		—	*	13.18	12.21	23.16	41.27

Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets
	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)
Year Ended 12/31:
2013	$286,972	1.04%	.77%	65%
2012	236,438	1.05	1.14	77
2011	222,461	1.05	.69	67
2010	225,187	1.11	.73	131
2009	211,367	1.15	1.20	112

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

*  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Core Equity Alpha Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JCE." The Fund was organized as a Massachusetts business trust on January 9, 2007.

Investment Adviser

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with INTECH Investment Management LLC ("INTECH"), an independently managed indirect subsidiary of Janus Capital Group Inc., and Nuveen Asset Management, LLC, ("NAM"), a subsidiary of the Adviser, (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). INTECH manages the Fund's investment portfolio, while NAM manages the Fund's investments in option contracts.

Investment Objective

The Fund's investment objective is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected from among the 500 stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH to select large cap, core equity securities and will also employ innovative risk reduction techniques. Typically, the Fund's equity portfolio will hold 150-450 stocks included in the S&P 500® Index. The Fund will also employ an option strategy that seeks to enhance the Fund's risk-adjusted performance over time through a meaningful reduction in the volatility of the Fund's returns relative to the returns of the S&P 500® Index (the "Option Strategy"). The Fund expects to write (sell) call options primarily on custom baskets of stocks that seek to track the return of the S&P 500® Index within parameters determined by NAM. A custom basket call option is an option whose value is linked to the market value of a portfolio of underlying stocks. In designing the custom basket call options, NAM will seek to minimize the difference between the returns of the stocks underlying the custom basket versus the S&P 500® Index. The Fund may also write call options on stock indexes or exchange-traded funds (commonly referred to as "ETFs"), when NAM believes such techniques are likely to be more efficient or effective than writing custom basket call options. The Fund normally will hold a small number of written custom basket call option positions with expirations generally of 60 days or less. The Fund expects that most call options in the Option Strategy will be slightly "out-of-the-money" (i.e., the exercise price is above the current level of the cash value of the stocks underlying the custom basket call options) at the time they are written. By employing custom basket call options primarily (rather than options on indexes), NAM expects that it will be better able to limit the overlap between the underlying common stocks included in each custom basket and the Fund's portfolio of common stocks, which in turn helps enable the Fund to avoid tax straddles, which would potentially have negative tax implications and require the Fund to bear substantially greater accounting and administrative costs.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other

Nuveen Investments

claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2013 and December 31, 2012, are reflected in the accompanying financial statements.

Indemnifications

Under the Fund's organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Fund was not invested in any portfolio securities or derivatives, other than repurchase agreements and option contracts further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments

Notes to Financial Statements (continued)

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Index options, exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$288,933,238	$—	$—	$288,933,238
Short-Term Investments*:
Repurchase Agreements	—	1,262,584	—	1,262,584
U.S. Government and Agency Obligations	—	2,499,963	—	2,499,963
Derivatives:
Call Options Written	—	(1,144,628)	—	(1,144,628)
Futures Contracts**	203,820	—	—	203,820
Total	$289,137,058	$2,617,919	$—	$291,754,977

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

Nuveen Investments

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts," respectively, on the Statement of Operations, when applicable.

Nuveen Investments

Notes to Financial Statements (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
State Street Bank	$1,262,584	$(1,262,584)	$—

*  As of December 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund's account with an amount equal to depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended December 31, 2013, the Fund purchased equity index futures contracts to gain equity market exposure where the portfolio holds cash.

The average notional amount of futures contracts outstanding during the fiscal year ended December 31, 2013, was $4,858,500. The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

Nuveen Investments

The following table presents the fair value of all futures contracts held by the Fund as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$203,820	—	$—

*  Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolio of Investments and not the deposits with brokers, if any, or ther receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity	Futures contracts	$1,107,360	$226,800

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Asset and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in value of the options during the reporting period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or upon executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options written" on the Statements of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2013, the Fund continued to write call options on a basket of stocks and on stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio. The Fund had no other transactions in options during the fiscal year ended December 31, 2013.

The average notional amount of outstanding options contracts during the fiscal year ended December 31, 2013, was as follows:

Average notional amount of outstanding options written*	$(107,187,468)

*  The average notional is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options written contracts held by the Fund as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity	Options	—	$—	Options written, at value	$(1,144,628)

The following table presents options written contracts, which are subject to netting agreements, as well as the collateral delivered related to those contracts.

Counterparty	Options Written, at Value	Amounts Netted on Statement of Assets and Liabilities	Options Written, at Value	Collateral Pledged to Counterparty	Net Exposure
Deutsche Bank	$(109,416)	$—	$(109,416)	$—	$(109,416)
HSBC	(631,050)	—	(631,050)	341,545	(289,505)
JPMorgan	(100,544)	—	(100,544)	—	(100,544)
UBS	(303,618)	—	(303,618)	262,346	(41,272)
Total	$(1,144,628)	$—	$(1,144,628)	$603,891	$(540,737)

Nuveen Investments

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity	Options	$(3,510,530)	$(560,891)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

4. Fund Shares

The Fund did not have any transactions in shares during the fiscal years ended December 31, 2013 and December 31, 2012.

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2013, aggregated $171,863,721 and $184,145,999, respectively.

Transactions in options written during the fiscal year ended December 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	328,746	$340,109
Options written	2,805,263	3,886,589
Options terminated in closing purchase transactions	(1,061,112)	(2,017,880)
Options expired	(1,838,416)	(1,556,045)
Options outstanding, end of period	234,481	$652,773

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

Nuveen Investments

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$218,336,627
Gross unrealized:
Appreciation	$75,167,977
Depreciation	(808,819)
Net unrealized appreciation (depreciation) of investments	$74,359,158

Permanent differences, primarily due to Real Estate Investment Trust (REIT) adjustments and distribution reclasses, resulted in reclassifications among the Fund's components of net assets at December 31, 2013, the Fund's tax year-end, as follows:

Paid-in surplus	$(4,464)
Undistributed (Over-distribution of) net investment income	15,401,767
Accumulated net realized gain (loss)	(15,397,303)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2013, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	6,190,973

The tax character of distributions paid during the Fund's tax years ended December 31, 2013 and December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013
Distributions from net ordinary income[1]	$2,938,510
Distributions from net long-term capital gains[2]	20,219,235
2012
Distributions from net ordinary income[1]	$17,303,421
Distributions from net long-term capital gains	—

1  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

2  The Fund designates as long-term capital gain dividend, pursuant to Internal Revenue Code 852 (b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2013.

During the Fund's tax year ended December 31, 2013, the Fund utilized $7,865,821 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7500%
For the next $500 million	.7250
For the next $500 million	.7000
For the next $500 million	.6750
For managed assets over $2 billion	.6500

Nuveen Investments

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2013, the complex-level fee rate for the Fund was .1686%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

JCE
Common Shares Repurchased	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Additional Fund Information (continued)

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentage as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JCE
% QDI	100%
% DRD	100%

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  JCE Blended Index: A blend of returns consisting of 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/Write Index (BXM), which is a passive total return index based on selling the near-term, at-the-money S&P 500® Index (SPX) call option against the S&P 500® Index portfolio each month, on the day the current contract expires. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class lll	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class lll	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class l

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				206
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class ll

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				206

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class ll

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				206
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class l	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class l	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class l	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class lI

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				206

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class ll	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	132
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class lll	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	132
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				206
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	100
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				206
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	206
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				206
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-I-1213D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN CORE EQUITY ALPHA FUND

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2013	$29,372	$0	$3,250	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2012	$27,802	$0	$2,925	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2013	$3,250	$0	$0	$3,250
December 31, 2012	$2,925	$0	$0	$2,925

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)                   See Portfolio of Investments in Item 1.

(b)                   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged INTECH Investment Management LLC (“INTECH”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (INTECH and Nuveen Asset Management are also collectively referred to as “Sub-Advisers”), as Sub-Advisers to provide discretionary investment advisory services.  As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures.  The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that it is carrying out its duties.  Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference or summarized below.

INTECH

The Fund is responsible for voting proxies on securities held in its portfolio.  When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by INTECH in accordance with its proxy voting procedures.

INTECH has engaged Institutional Shareholder Services Inc. (“ISS”), to vote all Fund proxies in accordance with ISS’ Benchmark Proxy Voting Guidelines (“ISS Recommendations”).  INTECH has engaged the services of the Janus Securities Operations Group to oversee ISS in the administration of its proxy voting.  INTECH has adopted procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting.

In light of such procedures and controls, it is not expected that any conflicts will arise in the proxy voting process.  In the unusual circumstance that a particular proxy vote may present a potential conflict, the matter shall be referred to INTECH’s Proxy Review Group, which is composed of INTECH’s Chief Administrative Officer & General Counsel, Chief Financial Officer and Chief Compliance Officer.  To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group and INTECH will report the resolution of the vote to the Fund’s Proxy Voting Committee.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”). NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged INTECH Investment Management LLC (“INTECH”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (INTECH and Nuveen Asset Management are also collectively referred to as “Sub-Advisers”), as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Mr. Hembre, Managing Director of Nuveen Asset Management, entered the financial services industry in 1992. He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist and Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. Friar, Senior Vice President and Portfolio Manager of Nuveen Asset Management since January 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2013, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Keith Hembre	11	$2.69 billion	0	$0	0	$0 million	N/A	N/A	N/A
David Friar	11	$3.47 billion	0	$0	14	$566 million	N/A	N/A	N/A

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF JCE SECURITIES AS OF DECEMBER 31, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Keith Hembre	X
David Friar	X

INTECH

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

No one person of the investment team is primarily responsible for implementing the investment strategies of the Fund. A team of investment professionals consisting of Dr.  Adrian Banner, Dr. Vassilios Papathanakos, Joseph Runnels, and Dr. Phillip Whitman works together to implement the mathematical portfolio management process.

Adrian Banner, Ph.D., is chief executive officer and chief investment officer of INTECH. Dr. Banner was named chief executive officer in November 2012 and concurrently is the firm’s chief investment officer, a position he has held since January 2012. Previously, Dr. Banner was co-chief investment officer beginning January 2009, senior investment officer from September 2007 to January 2009, and joined INTECH in August 2002 as director of research. Since that time, Dr. Banner has been an integral part of the firm’s Princeton-based research team. Dr. Banner has extensive knowledge of INTECH’s trading systems, optimization programs and research initiatives, both on an operational and theoretical basis. Dr. Banner supervises the implementation of the portfolio optimization, management, and trading processes. He conducts mathematical research on the investment process and reviews and recommends improvements. Dr. Banner earned his Ph.D. in mathematics from Princeton University and his M.Sc. and B.Sc., also in mathematics, from the University of New South Wales, Australia.

Vassilios Papathanakos, Ph.D., is executive vice president and deputy chief investment officer of INTECH. He was named executive vice president in January 2014 and deputy chief investment officer in November 2012. Prior to that, he was the firm’s director of research since July 2007, and joined INTECH in October 2006 as associate director of research. Dr. Papathanakos is jointly responsible, with Dr. Banner, for the day-to-day implementation of INTECH’s investment process and trading operations. Dr. Papathanakos received his Ph.D. in Physics from Princeton University in November 2006 and earned a B.S. in Physics from the University of Ioannina, Greece, in July 2001. Dr. Papathanakos has also accumulated a long teaching experience, instructing courses in all undergraduate and graduate levels, assisting in the development of new courses and coaching new teaching assistants.

Joseph W. Runnels, CFA, has been vice president of portfolio management at INTECH since March 2003 and joined the firm in 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.

Phillip Whitman, Ph.D., became director of research in November 2012 and was previously associate director of research since joining INTECH in November 2010. He received his Ph.D. in Mathematics from Princeton University and holds a B.S. in Mathematics from the University of Texas. While enrolled in the Ph.D. program at Princeton University from 2005 through November 2010, he served as a course instructor and assistant instructor for multivariable calculus in 2008 and 2009, respectively. Dr. Whitman works with INTECH’s mathematicians and physicists on the application of mathematics in portfolio construction using probability theory, data analysis, and other fields in pure and applied mathematics.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to managing the Equity Portfolio, Dr. Banner is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2013, unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets
Registered Investment Company*	14	$3,848,783,210
Other Pooled Investment**	31	$8,232,940,397
Other Accounts***	189	$35,501,775,933

In addition to managing the Equity Portfolio, Dr. Papathanakos is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2013, unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets
Registered Investment Company*	14	$3,848,783,210
Other Pooled Investment**	31	$8,232,940,397
Other Accounts***	189	$35,501,775,933

In addition to managing the Equity Portfolio, Mr. Runnels is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2013, unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets
Registered Investment Company*	14	$3,848,783,210
Other Pooled Investment**	31	$8,232,940,397
Other Accounts***	189	$35,501,775,933

In addition to managing the Equity Portfolio, Dr. Whitman is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2013, unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets
Registered Investment Company*	14	$3,848,783,210
Other Pooled Investment**	31	$8,232,940,397
Other Accounts***	189	$35,501,775,933

*	1 of the accounts included in the total, consisting of $602,023,220 of the total assets in the category, has performance-based advisory fees.
**	2 of the accounts included in the total, consisting of $2,211,937,360 of the total assets in the category, have performance-based advisory fees.
***	49 of the accounts included in the total, consisting of $11,534,304,271 of the total assets in the category, have performance-based advisory fees.

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. INTECH believes its mathematical investment process and the procedures it has in place are reasonably designed to mitigate these potential conflicts and risks. Specifically, INTECH’s mathematical investment process significantly removes investment discretion.

•

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. For INTECH, all allocations are based on computer-generated target weightings and trades occur simultaneously for all accounts on a rotating basis. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. In the event that an aggregated order is not completely filled, executed shares are allocated to participating client accounts in proportion to the order.

•

INTECH has an established procedure for the selection, approval, management and annual review of broker relationships. INTECH gives primary consideration to obtaining the most favorable price and efficient execution. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH’s opinion, to do so would further the goal of obtaining the best available execution. INTECH does not participate in soft dollar or directed brokerage commission arrangements and will not accept directed brokerage instructions. INTECH has a policy of paying commissions for execution services only and does not purchase research or other services from or through brokers using commissions.

•

The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. INTECH’s mathematical investment process may result in situations in which some of its clients may sell securities when other clients purchase the same securities at or about the same time. In an attempt to reduce the likelihood of the orders matching up in the market and in an effort to maintain the confidentiality of INTECH’s trading activities for purposes of improved execution, INTECH isolates its sale orders from its purchase orders with different brokers handling each order.

INTECH has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Salary and Cash Bonus. With respect to INTECH, as of December 31, 2013, the compensation structure of the investment personnel is determined by INTECH and is summarized below.

For managing the Fund and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid and a cash bonus as determined by INTECH, which is based on overall corporate performance and each individual’s contributions.

Long-Term Incentive Compensation. Investment personnel that are part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH. They may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with Janus Capital Group Inc.’s Executive Income Deferral Program.

Item 8(a)(4). OWNERSHIP OF JCE SECURITIES AS OF DECEMBER 31, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Banner	X
Papathanakos	X
Runnels	X
Whitman	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 6, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: March 6, 2014